Exhibit 77 Q(1)(a)

Goldman Sachs Trust

Amendment No. 21 to the Declaration of Trust is incorporated by reference as Exhibit (a)(22) to Post-Effective Amendment No. 81, filed on February 19, 2003. The accession number is 0000950123-03-001754.

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